SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 31, 1998


                                MONSANTO COMPANY

               (Exact Name of Registrant as Specified in Charter)


        Delaware                       1-2516                    43-0420020
------------------------           -------------            --------------------
(State of Incorporation)            (Commission                 (IRS Employer
                                    File Number)             Identification No.)


    800 North Lindbergh Boulevard
         St. Louis, Missouri                                      63167
---------------------------------------                        ----------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (314) 694-1000

ITEM 5.  OTHER EVENTS.

         On June 1, 1998, Monsanto Company (the "Company") and American Home Products Corporation ("AHP") announced that they entered into a definitive agreement to combine the two companies in a merger of equals transaction. In the transaction, AHP shareholders will retain their shares and the Monsanto shareholders will receive 1.15 shares in the new company for each share of Monsanto that the Monsanto shareholders own on the date the transaction is consummated.

         The combined company's board of directors will consist of 22 members, with representation equally divided between AHP and Monsanto. Monsanto's Chairman and Chief Executive Officer, Robert B. Shapiro, and AHP's Chairman, President and Chief Executive Officer, John R. Stafford, will be co-chairmen and co-CEOs.

         The transaction is subject to, among other things, approval by both companies' shareholders, normal governmental reviews and other customary conditions. The merger is intended to qualify as a tax-free reorganization and to be accounted for on a pooling of interests basis.

         The foregoing description of the transaction is qualified in its entirety by reference to the Agreement and Plan of Merger, dated as of May 31, 1998 (the "Merger Agreement"), among AHP, MA Sub, Inc., a Delaware corporation and wholly-owned subsidiary of AHP ("Sub"), and the Company. A copy of the Merger Agreement is filed as an exhibit hereto and is incorporated by reference herein.

         On June 1, 1998, the Company and AHP issued a joint press release announcing the signing of the Merger Agreement. A copy of the joint press release is filed as an exhibit hereto and is incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits. The following exhibits are filed as part of this report:

             2.1 Agreement and Plan of Merger, dated as of May 31, 1998, among AHP, Sub and the Company.

            99.1 Joint press release, dated June 1, 1998, issued by the Company and AHP.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 1, 1998

                                       MONSANTO COMPANY


                                       By /s/ Eric R. Fencl
                                          --------------------------------
                                           Name:  Eric R. Fencl
                                           Title: Corporate Counsel and
                                                  Assistant Secretary

                                  EXHIBIT INDEX

Exhibit
Number                               Description
-------                              ------------
     2.1 Agreement and Plan of Merger, dated as of May 31, 1998, among AHP, Sub and the Company.

    99.1 Joint press release, dated June 1, 1998, issued by the Company and AHP.